LETTER OF TRANSMITTAL

                       TO TENDER SHARES OF COMMON STOCK OF

                           650 HIGH INCOME FUND, INC.

                        Pursuant to the Offer to Purchase
                     [OBJECT OMITTED]dated September 2, 2010


                        The Depositary for the Offer is:

                            American Stock Transfer &
                                  Trust Company
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             By Mail:                                By Hand or Overnight Courier:
  American Stock Transfer & Trust Company     American Stock Transfer & Trust Company
           Operations Center                      Attn:  Reorganization Department
      Attn: Reorganization Department                      59 Maiden Lane
             6201 15th Avenue                             Concourse Level
            Brooklyn, NY 11219                          New York, NY 10038

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         Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary. You must sign this Letter Of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

         The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

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                 DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
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------------------------------------------------------------------------ ----------------------------------------------------------

Names(s) and Address(es) of Registered Holder(s)                               Share Certificate(s) and Shares(s) Tendered
                       (Please Fill in, if blank)                            (Please attach additional signed list, if necessary)
------------------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------------------ --------------- ----------------------- ------------------
                                                                                           Total Number of
                                                                                           Shares of Common
                                                                       Common Stock      Stock Represented by    Number of Shares
                                                                      ShareCertificate          Share            of Common Stock
                                                                      Numbers(s)(1)       Certificate(s)(1)        Tendered(2)
                                                                      -------------------------------------------------------------
------------------------------------------------------------------------ ------------------ ----------------------- ---------------

------------------------------------------------------------------------ ------------------ ----------------------- ---------------
------------------------------------------------------------------------ ------------------ ----------------------- ---------------

------------------------------------------------------------------------ ------------------ ----------------------- ---------------
------------------------------------------------------------------------ ------------------ ----------------------- ---------------

------------------------------------------------------------------------ ------------------ ----------------------- ---------------
------------------------------------------------------------------------ ------------------ ----------------------- ---------------

------------------------------------------------------------------------ ------------------ ----------------------- ---------------
------------------------------------------------------------------------ ------------------ ----------------------- ---------------

------------------------------------------------------------------------ ------------------ ----------------------- ---------------
------------------------------------------------------------------------ ------------------ ----------------------- ---------------
                                                                           Total Shares
                                                                             Tendered
------------------------------------------------------------------------ ------------------ ----------------------- ---------------
------------------------------------------------------------------------ ----------------------------------------------------------

                                                                    (1) Need not be completed by  shareholders  who deliver
                                                                       Shares by book-entry transfer ("Book-Entry  Shareholders").
                                                                    (2) Unless otherwise  indicated,  all Shares represented by
                                                                        Share Certificates  delivered to the Depositary  will be
                                                                        deemed to have been  tendered.   See  Instruction  4.

                                                                    / / Check here if Share Certificates have been lost or
                                                                        mutilated.

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REGISTRATION
IF FUNDS ARE TO BE WIRED TO THE NAME SHOWN AT THE TOP OF THIS FORM OR CHECKS ARE TO BE ISSUED IN A NAME OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM OR ARE TO BE SENT TO AN ADDRESS OTHER THAN THAT SHOWN AT THE TOP OF THIS FORM, PLEASE CHECK |_| THE BOX AND COMPLETE THE FOLLOWING INFORMATION


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--------------------------------------------------------------         --------------------------------------------------------
                SPECIAL ISSUANCE INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if checks(s) are to be                            Part 1: To be completed ONLY if the funds are to be
issued in the name of someone other than                               wired to the registered holder:
the registered holder(s)
                                                                       Account Name: ___________________________
Name: __________________________________                               Account Number: _________________________
Address: ________________________________                              ABA Number: ____________________________
________________________________________                               Further Instructions:
----------------------------------------                               -----------------------------------------

           EMPLOYER IDENTIFICATION OR                                  Part 2: To be completed ONLY if check(s) are to be mailed
             SOCIAL SECURITY NUMBER                                    to someone other than the registered holder(s) or such
                                                                       registered holder(s) at an address other than shown on
                                                                       the top of this form.

                                                                       Name: __________________________________
                                                                       Address: ________________________________
                                                                       ----------------------------------------

--------------------------------------------------------------         -----------------------------------------------------------


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY,
                         SIGN AND COMPLETE THE W-9 FORM

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Ladies and Gentlemen:

     The undersigned hereby tenders to 650 High Income Fund, Inc., a closed-end investment company incorporated under the laws of the State of Maryland (the "Fund"), the shares described above of its common stock, par value $0.001 per share (the "Shares"), at a price equal to the net asset value per Share ("NAV") calculated on the Expiration Date (as defined in the Offer to Purchase), in cash, upon the terms and conditions set forth in the Offer to Purchase dated September 2, 2010, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

     The undersigned hereby sells to the Fund all Shares tendered hereby that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Transfer Agent as attorney in fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to present such Shares and any applicable Share certificates for cancellation of such Shares on the Fund's books. The undersigned hereby warrants that the undersigned has full authority to sell the Shares tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

     The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Fund may not be required to purchase any of the Shares tendered hereby. In that event, the undersigned understands that, in the case of Shares evidenced by certificates, certificate(s) for any Shares not purchased will be returned to the undersigned at the address indicated above. In the case of Shares not evidenced by certificates and held in an investment account, the Transfer Agent will cancel the tender order and no Shares will be withdrawn from the account.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

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                                                     SIGN HERE
                                          (See Instructions 1, 5, and 8)
SIGNATURE(S) OF
STOCKHOLDERS ____________________________________________________________

_________________________________________________________________________

DATED:____________________________________

         Must be signed by registered holder(s) exactly as name(s) appear on first page. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the following information:

NAME(S) ____________________________________________________________________

____________________________________________________________________________


CITY (full title)  _________________________________________________________

ADDRESS ____________________________________________________________________

____________________________________________________________________________


AREA CODE AND TELEPHONE NO. ________________________________________________

------------------------------------------------------------------------------
                            GUARANTEE OF SIGNATURE(s)
                               (SEE INSTRUCTIONS)

NAME OF FIRM  _____________________________________________________________
ADDRESS ___________________________________________________________________

___________________________________________________________________________

AUTHORIZED SIGNATURE ______________________________________________________
NAME ______________________________________________________________________
AREA CODE AND TELEPHONE NO. ____________________________________________

-------------------------------------------------------------------------------

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


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     SUBSTITUTE FORM W-9 REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION
                             (PLEASE REFER TO ACCOMPANYING GUIDELINES)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PART 1 - PLEASE ENTER YOUR                                                         //  //  //  //  //  //  //  //  //
SOCIAL SECURITY NUMBER OR
EMPLOYER IDENTIFICATION NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PART 2 - CERTIFICATION - Under penalties of perjury, I certify that:              PART 3 -- CERTIFICATION FOR
                                                                                  FOREIGN RECORD HOLDERS
      (1)      The number shown on this form is my correct Taxpayer
               Identification Number (or I am waiting for a number to be issued   Under penalties of perjury, I certify
               to me) and                                                         that I am not a United States citizen
                                                                                  or resident (or I am signing for a
      (2)      I am not subject to backup withholding either because I have not   foreign corporation, partnership,
               been notified by the Internal Revenue Service ("IRS")that I am     estate or trust).
               subject to backup withholding as a result to report all interest or dividends, or the IRS has notified me that I am not subject to  Signature__________________________
               backup withholding.                                                Date ______________________________

       Certification Instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE_____________________________________                DATE_________________________________

-------------------------------------------------------------------------------

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                                  INSTRUCTIONS

              Forming Part of the Terms and Conditions of the Offer

     1. Guarantee of Signatures. If checks are to be issued in a name other than that shown at the top of this form or are to be sent to an address other than that shown at the top of this form, the signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange or a commercial bank or trust company having an office, branch or agency in the United States. This Letter of Transmittal is to be used only if you may effect the tender offer transaction yourself and do not intend to request your broker to effect the transaction for you.

     2. Delivery of Letter of Transmittal. A properly completed and duly executed Letter of Transmittal, should be mailed or delivered to the Transfer Agent on or prior to the Expiration Date at the appropriate address as noted on the bottom on the last page herein and must be received by the Transfer Agent prior to the Expiration Date. The method of delivery of all documents is at the election and risk of the tendering stockholder.

     3. Inadequate Space. If the space provided is inadequate, the number of Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. If fewer than all of the Shares in your investment account or evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares of Common Stock Tendered." If applicable, a new certificate for the remainder of the Shares evidenced by your old certificate(s) will be sent to you as soon as practicable after the Expiration Date of the Offer. All Shares represented by certificate(s) listed or in your investment account are deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Authorization and Endorsements.

     (a) If the Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signatures(s) must correspond with the name(s) in which the Shares are registered.

     (b) If the Shares are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

     (c) If any tendered Shares are registered in different names it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

     (d) When this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and, if applicable, of the certificates transmitted hereby, no endorsements of certificates or separate authorizations are required.

     (e) If this Letter of Transmittal or any certificates or authorizations are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to the Fund of their authority so to act.

     6. Transfer Taxes. The Fund will pay all the taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which would, in the opinion of counsel for the Fund, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Shares or any particular stockholder, and the Fund's interpretations of the terms and conditions of the Offer (including these instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived. Neither the Fund, Six50 Capital Management LLC, the Transfer Agent, nor any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

     8. Important Tax Information. Under Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Transfer Agent (as payer) with his correct taxpayer identification number, which is accomplished by completing and signing the Signature Form.